SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):   May 14, 2003

AMERICAN TIRE DISTRIBUTORS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-61713	56-0754584
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

12200 Herbert Wayne Court, Suite 150 (28078), P.O. Box 3145
Huntersville, North Carolina	28070-3145
(Address of Principal Executive Offices)	(Zip Code)

(704) 992-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

99.1 Press Release dated May 14, 2003.

99.2 Reconciliation of income from continuing operations to EBITDA.

Item 9. Regulation FD

     The following information is being furnished pursuant to “Item 12 – Results of Operations and Financial Condition” of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216.

     On May 14, 2003, American Tire Distributors, Inc. issued a press release to report its financial results for the quarter ended March 29, 2003. The release is furnished as Exhibit 99.1 to this report. A reconciliation of income from continuing operations to EBITDA is furnished as exhibit 99.2 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2003

AMERICAN TIRE DISTRIBUTORS, INC.

/s/ Richard P. Johnson

Richard P. Johnson
Chairman and Chief Executive Officer

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